UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Schedule 14(a) of the

Securities Exchange Act of 1934 (Amendment No.      )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Truist Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Online
Go to www.envisionreports.com/TFC or scan the QR code — login details are located in the shaded bar below.
Votes submitted electronically must be received by 11:59pm, Eastern Daylight Time, on Monday, April 27, 2020 (or 1:00am, Eastern Daylight Time, April 24, 2020 for 401(k) plan participants).

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to be Held on April 28, 2020

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Truist Financial Corporation annual meeting of shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Form 10-K and Annual Report are available at:

Easy Online Access — View your proxy materials and vote.
Step 1:	Go to www.envisionreports.com/TFC.
Step 2:	Click on Cast Your Vote or Request Materials.
Step 3:	Follow the instructions on the screen to log in.
Step 4:	Make your selections as instructed on each screen for your delivery preferences.
Step 5:	Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 17, 2020 to facilitate timely delivery.

The Annual Meeting of Shareholders of Truist Financial Corporation will be held at Belk Theater, 130 N. Tryon Street, Charlotte, NC, 28202, on Tuesday, April 28, 2020 at 11:00 a.m. Eastern Daylight Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

Election of Directors – The Board of Directors recommends a vote FOR each of the director nominees in Proposal 1.

1.	The election of twenty-two directors, each for a one-year term expiring at the 2021 Annual Meeting of Shareholders:

(01) Jennifer S. Banner	(09) Linnie M. Haynesworth	(17) Frank P. Scruggs, Jr.
(02) K. David Boyer, Jr.	(10) Kelly S. King	(18) Christine Sears
(03) Agnes Bundy Scanlan	(11) Easter A. Maynard	(19) Thomas E. Skains
(04) Anna R. Cablik	(12) Donna S. Morea	(20) Bruce L. Tanner
(05) Dallas S. Clement	(13) Charles A. Patton	(21) Thomas N. Thompson
(06) Paul D. Donahue	(14) Nido R. Qubein	(22) Steven C. Voorhees
(07) Paul R. Garcia	(15) David M. Ratcliffe
(08) Patrick C. Graney III	(16) William H. Rogers, Jr.

Management Proposals – The Board of Directors recommends a vote FOR Proposals 2 and 3.

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as Truist’s independent registered public accounting firm for 2020.

3.	Advisory vote to approve Truist’s executive compensation program.

Shareholder Proposal — The Board of Directors recommends a vote AGAINST Proposal 4.

4.	Shareholder proposal regarding an independent Chairman of the Board of Directors, if properly presented at the Annual Meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please refer to the proxy statement for instructions.

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

—	Internet – Go to www.envisionreports.com/TFC. Click Cast Your Vote or Request Materials.

—	Phone – Call us free of charge at 1-866-641-4276.

—	Email – Send an email to investorvote@computershare.com with “Proxy Materials Truist Financial Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 17, 2020.